UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SB CONVERTIBLE FUND

CLASSIC SERIES          |     ANNUAL REPORT          |          JULY 31, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

 Classic Series

Annual Report  • July 31, 2004

SB CONVERTIBLE FUND

PETER D. LUKE PORTFOLIO MANAGER	KENT BAILEY, CFA PORTFOLIO MANAGER

PETER D. LUKE

Peter D. Luke, portfolio manager, has more than 37 years of securities business experience.

Education: BSc in Economics from the University of London.

KENT BAILEY, CFA

Kent Bailey, CFA, portfolio manager, has more than 6 years of securities business experience.

Education: B.A. in History and Economics from the University of Virginia.

FUND OBJECTIVE

The fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate.

FUND FACTS

FUND INCEPTION

September 9, 1986

MANAGER INVESTMENT INDUSTRY EXPERIENCE

37 years (Peter D. Luke)
6 years (Kent Bailey)

What’s Inside

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

At the beginning of the fund’s fiscal year in August of 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease.The initial combat phase of the conflict in Iraq had concluded and tensions with North Korea regarding its nuclear arms program had abated.As the period progressed, new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors while key interest rates continued to hover near record lows. During the third calendar quarter of 2003 gross domestic product (“GDP”)i growth reached 7.4% (revised),ii a high not seen in almost two decades and a sign to many investors that an economic recovery was now firmly in place.

These factors, among others, contributed to a broad stock market rally late in 2003 that produced significant gains for a number of sectors. Markets typically dislike uncertainty, so as the year progressed, stock investors grew increasingly weary amid questions surrounding Iraq, global terrorism, record high oil prices, interest rates, inflation, and the upcoming presidential election. The good news – solid corporate earnings, some improving economic indicators, renewed job growth, and the continued low level of interest rates – was largely ignored. As a result, stock market returns for the first half of 2004 generally were modest, as opposed to the strong, double-digit gains seen in many segments of the stock market late last year.At the end of the period in July, many segments of the stock market sustained moderate losses, leaving much of the market either flat or in slightly negative territory for the calendar year-to-date.

As was the case in 2003, small- and mid-capitalization stocks have generally outperformed large-caps and value-oriented stocks have outperformed growth-oriented stocks. Over the past 12 months, foreign stock markets have typically outperformed the broader domestic market. Stocks continued to generally outpace bonds, which have generally suffered, particularly during the spring, due to heightened worries about resurgent inflation and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates. Indeed, the Fed increased its federal funds rateiii target at the end of June from 1% to 1.25%.The Fed further increased the rate by another quarter-of-a-percentage point on August 10th, after the end of the fund’s reporting period.

Late in the fund’s fiscal year, economic indicators presented a mixed picture.After peaking at 6.4% in June 2003, the domestic unemployment rate fell to 5.6% by December 2003 and has held relatively stable since. However, following a strong increase in the first quarter, the rate of job growth has slowed as 2004 progressed. Real GDP increased at an annual rate of 4.5% (revised) in the first fiscal quarter of 2004, but then slipped to 3.0% for the second quarter.Additionally, after a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Indexiv had risen to levels not seen since June of 2002.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

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Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S.Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund’s Salomon Brothers classes of shares. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 18, 2004

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MANAGER OVERVIEW

Special Shareholder Notice

On March 10, 2004, the Board of  Trustees of the fund approved the appointment of Kent Bailey as a co-portfolio manager of the fund. Mr. Bailey has been a convertible analyst with Salomon Brothers Asset Management Inc since 2001.

On February 2, 2004, initial sales charges on Smith Barney Class L and Salomon Brothers Class 2 shares were eliminated. On April 29, 2004, initial sales charges on Smith Barney Class O shares were eliminated. On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

Market Overview

The massive amount of fiscal and monetary stimulus that was applied to the U.S. economy following the recession of 2001 resulted in strong economic growth for the twelve months ended July 31, 2004. At a time when U.S. corporations enjoyed a high degree of operating leverage due to the cost cutting following that recession, the result was very strong growth in corporate profitability. In fact, the quarter ended June 30, 2004 was the fourth successive quarter in which corporate profits grew at over 20%, a quite uncommon event.

The U.S. equity market responded to this by continuing the advance begun in October of 2002 through early calendar 2004. A series of concerns, however, including the ongoing situation in Iraq, the price of oil and the resulting inflation threat, as well as the upcoming U.S. presidential election and the threat of terrorist activity, caused the equity market to retreat from it’s January high. While interest rates were on a declining trend for most of the year under review the Fed moved to increase short-term rates in June by 25 basis pointsv and increased them again in August, after the end of the reporting period, by an additional 25 basis points.

The convertible market performed very well during the past year, and while it is true that rising interest rates would have a negative effect on convertible valuations, it is important to realize that the characteristics of the convertible market have changed significantly over the past two years. Due to the rise in equity prices over that period our view is that the convertible market has become much more sensitive to movements in the underlying stock prices and relatively less sensitive to the influence of interest rate changes.

Performance Review

For the 12 months ended July 31, 2004, Smith Barney Class A shares of the SB Convertible Fund, excluding sales charges, returned 14.35%. The fund outperformed its unmanaged benchmark, the Goldman Sachs/ Bloomberg U.S. Convertible 100 Index,vi which returned 11.34% for the same period. The fund’s Lipper convertible securities funds category average returned 11.20%.1

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2004, calculated among the 71 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3     SB Convertible Fund     |     2004 Annual Report

The following is the Performance Snapshot of the SB Convertible Fund Smith Barney Class A shares. Shown below is the six- and twelve-month performance ended July 31, 2004.

SMITH BARNEY CLASS A SHARES
PERFORMANCE SNAPSHOT
AS OF JULY 31, 2004
(excluding sales charges)

	6 Months	12 Months
Smith Barney Class A Shares	-6.33%	14.35%
Goldman Sachs/Bloomberg
U.S. Convertible 100 Index	-1.12%	11.34%
Lipper Convertible Securities
Funds Category Average	-2.91%	11.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Smith Barney Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Smith Barney Class B shares returned –6.60%, Smith Barney Class C shares returned –6.72%, Smith Barney Class O shares returned –6.59% and Smith Barney Class Y shares returned –6.14% over the six months ended July 31, 2004. Excluding sales charges, Smith Barney Class B shares returned 13.66%, Smith Barney Class C shares returned 13.42%, Smith Barney Class O shares returned 13.67% and Smith Barney Class Y shares returned 14.72% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 80 funds for the six-month period and among the 71 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

The following is the Performance Snapshot of the SB Convertible Fund Salomon Brothers Class A shares.The inception date for these shares was October 24, 2003. Shown below is the six-month performance and the since inception performance.

SALOMON BROTHERS CLASS A SHARES
PERFORMANCE SNAPSHOT
AS OF JULY 31, 2004
(excluding sales charges)

	6 Months	Since 10/24/03
Salomon Brothers Class A Shares	-6.41%	6.65%
Goldman Sachs/Bloomberg U.S. Convertible 100 Index	-1.12%	6.62%
Lipper Convertible Securities Funds Category Average	-2.91%	4.75%*

* Lipper performance is based upon the time period from 10/31/03 to 7/31/04.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, if any, the total return would be reduced. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com

Salomon Brothers Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Salomon Brothers Class B shares returned -6.86% and Salomon Brothers Class C shares returned –6.82% over the six months ended July 31, 2004. Excluding sales charges, Salomon Brothers Class B shares returned 9.68% since its inception on 9/17/03 and Salomon Brothers Class C shares returned 6.06% since its inception on 10/22/03.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 80 funds for the six-month period and among the 74 funds since the time period of 10/31/03 to the end of the reporting period on 7/31/04, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

4     SB Convertible Fund     |     2004 Annual Report

Portfolio Report

The positive performance of the fund for the year was led by the information technology sector, headlined by strong gains in the securities of DDI Corp., a supplier of time-critical electronics manufacturing services, and Solectron Corp., another electronics manufacturing service company. Over the year the fund reduced its exposure to this sector as many of the higher yielding securities were called away. Financials provided the next best group performance in the fund for the year, led by the convertible bonds of Countrywide Financial Corp., a diversified mortgage banking company, and the convertible preferred shares of Capital One Financial Corp., a provider of credit cards and other consumer loans. The fund actually increased its exposure to the financial sector over the year.

The worst sector contribution to fund returns for the year was the telecommunications service group, almost entirely due to a significant loss in the convertible preferred shares of Dobson Communications, a provider of rural and suburban cellular telephone service that encountered fundamental set-backs. The fund did not own this security at year-end. Another relatively weak sector for the year was the consumer staples sector where the securities of Performance Food Group, a distributor of food products to restaurants, hotels and other institutions, and General Mills Inc., a manufacturer and marketer of consumer food products were essentially flat in a rising market.

Thank you for your investment in the SB Convertible Fund.We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Peter D. Luke Investment Officer	Kent Bailey, CFA Investment Officer

August 18, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as of a % of net assets) as of this date were: Amgen, Inc., Sr. Notes, Zero coupon due 3/1/32 (3.09%), Countrywide Financial Corp., Inc., Sr. Notes, Zero coupon due 2/8/31 (2.99%), Waste Connections, Inc., Sub. Notes, 1.679% due 5/1/22 (2.49%), Universal Health Services, Inc., Debentures, 0.426% due 6/23/20 (2.40%), ADC Telecommunications, Inc., Sub. Notes, 2.235% due 6/15/13 (2.12%), Capital One Financial Corp., 6.250% due 5/17/05 (2.08%), Merrill Lynch & Co., Inc., Sr. Notes, Zero coupon due 3/13/32 (2.01%), Commerce Capital Trust II, 5.950% due 3/10/32 (1.98%), Affiliated Computer Services, Inc., Class A shares (1.97%), Host Marriot Finance, 6.750% due 12/2/26 (1.93%). Please refer to pages 11 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as of a % of total investments) as of July 31, 2004 were: Healthcare (22.7%); Technology  (19.1%); Financial Services (18.0%); Consumer Cyclical  (13.9%); Capital Goods (6.2%). The fund’s portfolio composition is subject to change at any time.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. The fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including currency fluctuations and changes in political and economic conditions. In addition, the fund may invest in high-yield securities, which involve a greater credit and liquidity risks than higher-rated securities. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, July 30, 2004.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Source: Consumer Confidence Index, The Conference Board, July 27, 2004.

[v]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi	The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.

5     SB Convertible Fund     |     2004 Annual Report

SB Convertible Fund at a Glance (unaudited)

Investment Breakdown†

January 31, 2004	July 31, 2004

†	As percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

Smith Barney Class A	(6.33)%	$1,000.00	$936.70	$5.63
Smith Barney Class B	(6.60)	1,000.00	934.00	8.32
Smith Barney Class C(4)	(6.72)	1,000.00	932.80	9.18
Smith Barney Class O	(6.59)	1,000.00	934.10	8.46
Smith Barney Class Y	(6.14)	1,000.00	938.60	3.76
Salomon Brothers Class A	(6.41)	1,000.00	935.90	6.79
Salomon Brothers Class B	(6.86)	1,000.00	931.40	10.71
Salomon Brothers Class C(5)	(6.82)	1,000.00	931.80	11.05

(1)	For the six months ended July 31, 2004.

(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.17%, 1.73%, 1.91%, 1.76%, 0.78%, 1.41%, 2.23% and 2.30% for the Fund’s Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.

(5)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

7     SB Convertible Fund     |     2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

Smith Barney Class A	5.00%	$1,000.00	$1,019.05	$5.87
Smith Barney Class B	5.00	1,000.00	1,016.26	8.67
Smith Barney Class C(3)	5.00	1,000.00	1,015.37	9.57
Smith Barney Class O	5.00	1,000.00	1,016.11	8.82
Smith Barney Class Y	5.00	1,000.00	1,020.98	3.92
Salomon Brothers Class A	5.00	1,000.00	1,017.85	7.07
Salomon Brothers Class B	5.00	1,000.00	1,013.77	11.17
Salomon Brothers Class C(4)	5.00	1,000.00	1,013.43	11.51

(1)	For the six months ended July 31, 2004.

(2)

Expenses are equal to the annualized expense ratio of 1.17%, 1.73%, 1.91%, 1.76%, 0.78%, 1.41%, 2.23% and 2.30% for the Fund’s Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(3)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.

(4)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

8     SB Convertible Fund     |     2004 Annual Report

Average Annual Total Returns(1)† (unaudited)

	Without Sales Charges(2)

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C(3)	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A		Salomon Brothers Class B		Salomon Brothers Class C(4)

Twelve Months Ended 7/31/04	14.35%	13.66%	13.42%	13.67%	14.72%	N/A		N/A		N/A
Five Years Ended 7/31/04	6.80	6.25	5.98	6.20	7.28	N/A		N/A		N/A
Ten Years Ended 7/31/04	7.52	6.98	N/A	N/A	N/A	N/A		N/A		N/A
Inception* through 7/31/04	7.65	7.33	4.02	7.39	7.14	6.65	%‡	9.68	%‡	6.06	%‡

	With Sales Charges(5)

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C(3)	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A		Salomon Brothers Class B		Salomon Brothers Class C(4)

Twelve Months Ended 7/31/04	8.60%	8.66%	12.42%	12.67%	14.72%	N/A		N/A		N/A
Five Years Ended 7/31/04	5.72	6.09	5.98	6.20	7.28	N/A		N/A		N/A
Ten Years Ended 7/31/04	6.97	6.98	N/A	N/A	N/A	N/A		N/A		N/A
Inception* through 7/31/04	7.18	7.33	4.02	7.39	7.14	0.52	%‡	4.68	%‡	5.06	%‡

Cumulative Total Returns(1)† (unaudited)

Without Sales Charges(2)

Smith Barney Class A (7/31/94 through 7/31/04)	106.57%
Smith Barney Class B (7/31/94 through 7/31/04)	96.36
Smith Barney Class C(3) (Inception* through 7/31/04)	27.30
Smith Barney Class O (Inception* through 7/31/04)	100.07
Smith Barney Class Y (Inception* through 7/31/04)	79.49
Salomon Brothers Class A (Inception* through 7/31/04)	6.65
Salomon Brothers Class B (Inception* through 7/31/04)	9.68
Salomon Brothers Class C(4) (Inception* through 7/31/04)	6.06

(1)	On May 16, 2003, Class A, B, L, O and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y shares, respectively.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable CDSC with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares.

(3)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(4)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(5)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Smith Barney Class A and Salomon Brothers Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and 5.75%, respectively; Smith Barney Class B and Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Smith Barney Class C and Salomon Brothers Class C shares is no longer imposed effective February 2, 2004. The 1.00% initial sales charges on Smith Barney Class O shares is no longer imposed effective April 29, 2004.

*

Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994, February 7, 1996, September 17, 2003, September 17, 2003 and October 22, 2003, respectively. Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.

†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡	Total return is not annualized as it may not be representative of the total return for the year.

9     SB Convertible Fund     |     2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Smith Barney Class B Shares* of the SB Convertible Fund vs. Goldman Sachs/Bloomberg U.S. Convertible 100 Index and Lipper Convertible Securities Funds Peer Group Average†

July 1994 — July 2004

†

Hypothetical illustration of $10,000 invested in Smith Barney Class B shares on July 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2004. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Convertible Securities Funds Peer Group Average is composed of the Fund’s peer group of 71 mutual funds, as of July 31, 2004, investing in convertible securities. The performance of the Fund’s other classes may be greater or less than the Smith Barney Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10     SB Convertible Fund     |     2004 Annual Report

Schedule of Investments	July 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 9.5%
COMMUNICATION SERVICES — 1.5%
Media — 1.1%
80,000	Echostar Communications Corp., Class A (a)	$2,217,600

Telecommunications — 0.4%
15,000	NTL Inc. (a)	781,800

	TOTAL COMMUNICATION SERVICES	2,999,400

CONSUMER CYCLICALS — 0.7%
Specialty Retail — 0.7%
45,000	Staples, Inc.	1,299,600

ENERGY — 2.6%
Oil and Gas — 2.6%
300,000	El Paso Corp.	2,367,000
35,000	Nabors Industries, Ltd. (a)	1,627,500
45,000	Rowan Cos., Inc. (a)(b)	1,098,900

	TOTAL ENERGY	5,093,400

TECHNOLOGY — 4.7%
Computers — 2.0%
75,000	Affiliated Computer Services, Inc., Class A Shares (a)(b)	3,892,500

Electronics — 2.2%
431,300	DDI Corp. (a)(b)	2,984,596
263,326	Solectron Corp. (a)	1,448,293

		4,432,889

Telecommunications — 0.5%
262,800	Nortel Networks Corp. (a)	961,848

	TOTAL TECHNOLOGY	9,287,237

	TOTAL COMMON STOCK
	(Cost — $19,309,563)	18,679,637

CONVERTIBLE PREFERRED STOCK — 20.1%
BASIC MATERIALS — 2.9%
Forest Products and Paper — 2.9%
40,000	Boise Cascade Corp., 7.500% due 12/16/04	1,934,000
65,000	Temple-Inland, Inc., 7.500% due 5/17/05	3,775,850

	TOTAL BASIC MATERIALS	5,709,850

CONSUMER CYCLICALS — 0.7%
Environment Controls — 0.7%
25,000	Allied Waste Industry, Inc., 6.250% due 4/1/06	1,349,500

FINANCIAL SERVICES — 11.0%
Banks — 6.2%
70,000	Commerce Capital Trust II, 5.950% due 3/10/32	3,928,750
55,000	Sovereign Capital IV, 4.375% due 3/1/34	2,640,000
15,000	State Street Corp., 6.750% due 2/15/06	3,034,800

See Notes to Financial Statements.

11     SB Convertible Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

SHARES	SECURITY	VALUE

Banks — 6.2% (continued)
50,000	Washington Mutual, Inc., 5.375% due 5/3/41	$2,675,000

		12,278,550

Diversified Financial Services — 2.1%
80,000	Capital One Financial Corp., 6.250% due 5/17/05	4,113,600

Insurance — 2.7%
35,000	PartnerRe Ltd., 8.000% due 12/31/04	1,774,500
100,000	Phoenix Cos., Inc., 7.000% due 11/13/05 (c)	3,443,800

		5,218,300

	TOTAL FINANCIAL SERVICES	21,610,450

REAL ESTATE INVESTMENT TRUST — 1.9%
Real Estate Investment Trust — 1.9%
75,000	Host Marriot Finance Trust, 6.750% due 12/2/26	3,831,000

UTILITIES — 3.6%
Electric — 2.2%
90,000	CenterPoint Energy, Inc., 2.000% due 9/15/29 (d)	2,898,630
49,500	Sempra Energy, 8.500% due 5/17/05	1,509,750

		4,408,380

Gas — 1.4%
45,000	Southern Union Co., 5.750% due 8/16/06 (b)	2,705,625

	TOTAL UTILITIES	7,114,005

	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost — $38,048,831)	39,614,805

FACE AMOUNT	RATING(e)	SECURITY	VALUE

CONVERTIBLE BONDS — 69.8%
BASIC MATERIALS — 1.1%
Forest Products and Paper — 1.1%
$ 3,750,000	BBB	International Paper Co., Debentures, zero coupon due 6/20/21	2,090,466

CAPITAL GOODS — 6.2%
Auto Manufacturers — 1.9%
		Navistar Financial Corp., Sub. Notes:
2,500,000	B	4.750% due 4/1/09	2,437,412
1,250,000	B	4.750% due 4/1/09 (f)	1,218,747

			3,656,159

Miscellaneous Manufacturers — 4.3%
7,250,000	BB-	Roper Industries, Inc., (1.481% until 1/15/09, zero coupon thereafter), due 1/15/34	3,271,562
2,250,000	NR	Titan International Inc., 5.250% due 7/26/09 (f)	2,300,625
		Tyco International Group S.A., Sr. Debentures:
250,000	BBB	2.750% due 1/15/18	356,250
1,750,000	BBB	2.750% due 1/15/18 (f)	2,493,750

			8,422,187

		TOTAL CAPITAL GOODS	12,078,346

See Notes to Financial Statements.

12     SB Convertible Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(e)	SECURITY	VALUE

COMMUNICATION SERVICES — 0.9%
Media — 0.9%
$ 2,000,000	CCC-	Charter Communications, Inc., Sr. Notes, 4.750% due 6/1/06	$1,761,466

CONSUMER CYCLICALS — 12.5%
Advertising — 2.1%
		Omnicom Group, Inc.:
2,750,000	A-	Zero coupon due 6/15/33	2,681,250
1,500,000	A-	Zero coupon due 6/15/33 (f)	1,462,500

			4,143,750

Environment Control — 3.4%
2,000,000	B+	Allied Waste Industry, Inc., 4.250% due 4/15/34	1,769,986
4,500,000	BB-	Waste Connections, Inc., Sub. Notes, 2.194% due 5/1/22 (g)	4,925,224

			6,695,210

Home Builders — 1.1%
1,500,000	NR	Fleetwood Enterprises, Inc., Sr. Sub. Notes, 5.000% due 12/15/23 (f)	2,128,125

Retail — 5.9%
2,500,000	BB+	Best Buy Co., Inc., Sub. Debentures, 2.250% due 1/15/22	2,571,642
2,250,000	A-	Costco Wholesale Corp., Sub. Notes, zero coupon due 8/19/17	2,095,228
3,000,000	BBB-	Kellwood Co., 3.500% due 6/15/34 (f)	3,086,250
2,000,000	NR	The Men’s Wearhouse, Inc., Sr. Notes, 3.125% due 10/15/23 (b)(f)	1,947,492
2,000,000	BBB	Reebok International Limited, 2.000% due 5/1/24 (f)	1,960,000

			11,660,612

		TOTAL CONSUMER CYCLICALS	24,627,697

CONSUMER STAPLES — 2.2%
Media — 1.2%
		News America, Inc., Liquid Yield Option Notes:
2,000,000	BBB-	Zero coupon due 2/28/21	1,152,392
2,000,000	BBB-	Zero coupon due 2/28/21 (f)	1,152,382

			2,304,774

Restaurant Services — 1.0%
4,500,000	BBB-	CBRL Group, Inc., zero coupon due 4/3/32	2,092,341

		TOTAL CONSUMER STAPLES	4,397,115

ENERGY — 2.8%
Oil and Gas — 2.7%
1,250,000	BB	Evergreen Resources, Inc., Sr. Notes, 4.750% due 12/15/21	2,096,864
2,750,000	BB-	Pride International, Inc., Sr. Notes, 2.500% due 3/1/07	3,248,438

			5,345,302

Oil and Gas Services — 0.1%
2,750,000	NR	Friede Goldman Halter, Inc., Sub. Notes, 4.500% due 9/15/04 (h)	240,625

		TOTAL ENERGY	5,585,927

FINANCIAL SERVICES — 7.0%
Diversified Financial Services — 5.0%
3,500,000	A	Countrywide Financial Corp., Inc., Sr. Notes, zero coupon due 2/8/31	5,914,940
4,000,000	Aa3*	Merrill Lynch & Co., Inc., Sr. Notes, zero coupon due 3/13/32 (g)	3,990,000

			9,904,940

See Notes to Financial Statements.

13     SB Convertible Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(e)	SECURITY	VALUE

Insurance — 2.0%
		The PMI Group, Inc., Debentures:
$ 2,000,000	A	2.500% due 7/15/21	$2,257,500
1,500,000	A	2.500% due 7/15/21 (f)	1,693,125

			3,950,625

		TOTAL FINANCIAL SERVICES	13,855,565

HEALTHCARE — 22.7%
Biotechnology — 5.9%
8,250,000	A+	Amgen, Inc., Sr. Notes, zero coupon due 3/1/32	6,125,620
4,250,000	NR	InterMune Inc., Sub. Notes, 0.250% due 3/1/11 (f)	3,400,000
2,000,000	NR	Teranskaryotic Therapies Inc., 1.250% due 5/15/11	1,990,000

			11,515,620

Healthcare Services — 9.3%
2,500,000	B	Advanced Medical Optics, Inc., 2.500% due 7/15/24 (f)	2,659,375
3,000,000	BB+	Fisher Scientific International Inc., 3.250% due 3/1/24	3,213,750
		Health Management Associates, Inc., Sr. Sub. Notes:
1,250,000	BBB+	1.500% due 8/1/23	1,281,250
3,500,000	BBB+	1.500% due 8/1/23 (f)	3,587,495
1,750,000	B	Pacificare Health Systems, Inc., 3.000% due 10/15/32	2,802,187
8,000,000	BBB	Universal Health Services, Inc., Debentures, 0.426% due 6/23/20	4,759,753

			18,303,810

Pharmaceuticals — 7.5%
3,500,000	NR	BioMarin Pharmaceutical Inc., Sub. Notes, 3.500% due 6/15/08 (f)	3,001,036
2,000,000	NR	Inhale Therapeutics Systems, Inc., 3.500% due 10/17/07	1,872,118
		NPS Pharmaceuticals, Inc., Sr. Notes:
1,000,000	B-	3.000% due 6/15/08	930,000
1,750,000	B-	3.000% due 6/15/08 (f)	1,627,487
1,500,000	NR	OSI Pharmaceuticals, Inc., 3.250% due 9/8/23	2,229,375
1,030,000	CCC+	Sepracor Inc., zero coupon due 12/15/10 (f)	1,684,050
3,500,000	BBB	Teva Pharmaceutical Finance N.V., Debentures, Series B, 0.250% due 2/1/24	3,491,250

			14,835,316

		TOTAL HEALTHCARE	44,654,746

TECHNOLOGY — 14.4%
Computers — 4.3%
1,750,000	NR	DST Systems, Inc., 4.125% due 8/15/23	2,143,744
		Electronics for Imaging, Inc., Sr. Notes:
500,000	NR	1.500% due 6/1/23	513,125
1,500,000	NR	1.500% due 6/1/23 (f)	1,539,375
		Mentor Graphics Corp., Sub. Notes:
500,000	NR	3.350% due 8/6/23 (g)	478,125
2,500,000	NR	3.350% due 8/6/23 (f)(g)	2,390,625
1,000,000	CCC+	Silicon Graphics, Inc., Sr. Notes, 6.500% due 6/1/09	1,296,250

			8,361,244

Electronics — 2.4%
2,250,000	BB-	Flextronics International Ltd., Notes, 1.000% due 8/1/10 (f)	2,441,250
2,750,000	B+	Solectron Corp., 0.500% due 2/15/34 (f)	2,389,036

			4,830,286

See Notes to Financial Statements.

14     SB Convertible Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(e)	SECURITY	VALUE

Internet — 3.4%
$ 2,500,000	NR	i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06	$2,252,793
3,250,000	NR	Novell Inc., 0.500% due 7/15/24 (f)	3,046,865
1,500,000	NR	Openwave Systems Inc., Sub. Notes, 2.750% due 9/9/08 (f)	1,479,375

			6,779,033

Semiconductors — 0.9%
1,750,000	B	Agere Systems Inc., Sub. Notes, 6.500% due 12/15/09	1,765,289

Telecommunications — 3.4%
4,250,000	NR	ADC Telecommunications, Inc., Sub. Notes, 2.235% due 6/15/13 (g)	4,196,872
1,000,000	B-	Nortel Networks Corp., Sr. Notes, 4.250% due 9/1/08	953,625
1,250,000	NR	Tekelec, Inc., Sr. Sub. Notes, 2.250% due 6/15/08 (f)	1,514,062

			6,664,559

		TOTAL TECHNOLOGY	28,400,411

		TOTAL CONVERTIBLE BONDS
		(Cost — $134,301,173)	137,451,739

REPURCHASE AGREEMENT — 0.6%
1,217,000		UBS Securities LLC dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $1,217,137; (Fully collateralized by U.S. Government Agencies, 1.250% to 8.875% due 11/15/04 to 3/1/26; Market value — $1,241,340) (Cost — $1,217,000)	1,217,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $192,876,567**)	$196,963,181

LOANED SECURITIES COLLATERAL
$ 9,072,977		State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $9,072,977)	$9,072,977

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Note 5).
(c)	Security is convertible into the common stock of Hilb, Rogal & Hobbs.
(d)	Security is convertible into the common stock of Time Warner.
(e)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(g)	Interest rate shown reflects rate as of July 31, 2004 on instrument with multi-coupon or variable rates.
(h)	Security is currently in default.
**	Aggregate cost for Federal income tax purposes is $193,093,631.

See page 16 for definitions of ratings.

See Notes to Financial Statements.

15     SB Convertible Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definition of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

16     SB Convertible Fund      |      2004 Annual Report

Statement of Assets and Liabilities	July 31, 2004

ASSETS:
Investments, at value (Cost — $192,876,567)	$196,963,181
Loaned securities collateral, at value (Cost — $9,072,977) (Note 5)	9,072,977
Cash	344
Receivable for securities sold	2,623,046
Dividends and interest receivable	666,123
Receivable for Fund shares sold	249,449
Other assets	39,160

Total Assets	209,614,280

LIABILITIES:
Payable for loaned securities collateral (Note 5)	9,072,977
Payable for securities purchased	1,886,870
Dividends payable	292,047
Payable for Fund shares reacquired	92,344
Investment advisory fee payable	56,433
Administration fee payable	34,053
Distribution plan fees payable	32,804
Accrued expenses	97,903

Total Liabilities	11,565,431

Total Net Assets	$198,048,849

NET ASSETS:
Par value of shares of beneficial interest	$11,688
Capital paid in excess of par value	192,169,541
Overdistributed net investment income	(378,294)
Accumulated net realized gain from investment transactions	2,159,300
Net unrealized appreciation of investments	4,086,614

Total Net Assets	$198,048,849

Shares Outstanding:
Smith Barney Class A	2,594,608

Smith Barney Class B	1,550,660

Smith Barney Class C	2,559,492

Smith Barney Class O	14,309

Smith Barney Class Y	4,903,308

Salomon Brothers Class A	31,639

Salomon Brothers Class B	7,370

Salomon Brothers Class C	27,072

See Notes to Financial Statements.

17     SB Convertible Fund      |      2004 Annual Report

Statement of Assets and Liabilities (continued)	July 31, 2004

Net Asset Value:
Smith Barney Class A (and redemption price)	$16.90

Smith Barney Class B *	$16.84

Smith Barney Class C *	$16.91

Smith Barney Class O *	$16.78

Smith Barney Class Y (and redemption price)	$17.02

Salomon Brothers Class A (and redemption price)	$16.88

Salomon Brothers Class B *	$16.82

Salomon Brothers Class C *	$16.90

Maximum Public Offering Price Per Share
Smith Barney Class A (net asset value plus 5.26% of net asset value per share)	$17.79

Salomon Brothers Class A (net asset value plus 6.10% of net asset value per share)	$17.91

*

Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment.  Redemption price is NAV of Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18     SB Convertible Fund     |      2004 Annual Report

Statement of Operations	For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest (Note 5)	$4,311,001
Dividends	2,482,407

Total Investment Income	6,793,408

EXPENSES:
Investment advisory fee (Note 2)	947,850
Distribution plan fees (Note 6)	657,879
Administration fee (Note 2)	379,140
Transfer agency services (Note 6)	100,391
Shareholder communications (Note 6)	87,105
Audit and legal	53,477
Custody	50,653
Registration fees	41,875
Trustees’ fees	22,137
Other	11,749

Total Expenses	2,352,256
Less: Expense reimbursement (Note 2)	(28,700)

Net Expenses	2,323,556

Net Investment Income	4,469,852

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Net Realized Gain From Investment Transactions	15,511,320

Net Increase in Unrealized Appreciation of Investments	2,183,968

Net Gain on Investments	17,695,288

Increase in Net Assets From Operations	$22,165,140

See Notes to Financial Statements.

19     SB Convertible Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended July 31,

	2004	2003

OPERATIONS:
Net investment income	$4,469,852	$6,377,178
Net realized gain (loss)	15,511,320	(5,009,545)
Increase in net unrealized appreciation	2,183,968	26,945,760

Increase in Net Assets From Operations	22,165,140	28,313,393

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 7):
Net investment income	(5,556,637)	(6,403,873)
Net realized gains	(1,099,049)	—

Decrease in Net Assets From Distributions to Shareholders	(6,655,686)	(6,403,873)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	58,404,984	36,934,207
Net asset value of shares issued for reinvestment of distributions	2,258,427	1,537,165
Cost of shares reacquired	(26,648,140)	(20,400,578)

Increase in Net Assets From Fund Share Transactions	34,015,271	18,070,794

Increase in Net Assets	49,524,725	39,980,314

NET ASSETS:
Beginning of year	148,524,124	108,543,810

End of year*	$198,048,849	$148,524,124

* Includes undistributed (overdistributed) net investment income of:	$(378,294)	$513,566

See Notes to Financial Statements.

20     SB Convertible Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class A Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Year	$15.32	$12.75	$15.73	$15.50	$15.25

Income (Loss) From Operations:
Net investment income(3)	0.41	0.71	0.61	0.80	0.69
Net realized and unrealized gain (loss)(3)	1.78	2.58	(2.87)	0.14	0.21

Total Income (Loss) From Operations	2.19	3.29	(2.26)	0.94	0.90

Less Distributions From:
Net investment income	(0.51)	(0.72)	(0.72)	(0.71)	(0.65)
Net realized gains	(0.10)	—	—	—	—

Total Distributions	(0.61)	(0.72)	(0.72)	(0.71)	(0.65)

Net Asset Value, End of Year	$16.90	$15.32	$12.75	$15.73	$15.50

Total Return	14.35%	26.69%	(14.85)%	6.16%	6.13%

Net Assets, End of Year (000s)	$43,840	$32,183	$21,958	$24,903	$21,794

Ratios to Average Net Assets:
Expenses	1.18%	1.42%	1.23%	1.25%	1.34%
Net investment income(3)	2.39	5.24	4.06	5.09	4.62

Portfolio Turnover Rate	113%	133%	115%	177%	167%

Smith Barney Class B Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Year	$15.28	$12.69	$15.66	$15.45	$15.22

Income (Loss) From Operations:
Net investment income(3)	0.31	0.62	0.51	0.70	0.61
Net realized and unrealized gain (loss)(3)	1.77	2.61	(2.84)	0.14	0.21

Total Income (Loss) From Operations	2.08	3.23	(2.33)	0.84	0.82

Less Distributions From:
Net investment income	(0.42)	(0.64)	(0.64)	(0.63)	(0.59)
Net realized gains	(0.10)	—	—	—	—

Total Distributions	(0.52)	(0.64)	(0.64)	(0.63)	(0.59)

Net Asset Value, End of Year	$16.84	$15.28	$12.69	$15.66	$15.45

Total Return	13.66%	26.23%	(15.32)%	5.53%	5.59%

Net Assets, End of Year (000s)	$26,109	$17,406	$8,545	$9,395	$13,216

Ratios to Average Net Assets:
Expenses	1.74%	1.89%	1.79%	1.81%	1.86%
Net investment income(3)	1.82	4.65	3.50	4.59	4.10

Portfolio Turnover Rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class A and Class B shares were renamed as Smith Barney Class A shares and Smith Barney B shares, respectively.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts.  Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class A and B shares, respectively, would have  been $0.62 and $0.52 for net investment income, $2.88 and $2.85 for net realized and unrealized loss, and 4.13% and 3.57% for the ratio of net  investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been  restated to reflect this change in presentation.

See Notes to Financial Statements.

21     SB Convertible Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class C Shares(1)(2)	2004(3)	2003(3)	2002(3)	2001(3)	2000(3)

Net Asset Value, Beginning of Year	$15.33	$12.71	$15.61	$15.36	$15.18

Income (Loss) From Operations:
Net investment income(4)	0.27	0.55	0.50	0.60	0.53
Net realized and unrealized gain (loss)(4)	1.78	2.64	(2.83)	0.22	0.21

Total Income (Loss) From Operations	2.05	3.19	(2.33)	0.82	0.74

Less Distributions From:
Net investment income	(0.37)	(0.57)	(0.57)	(0.57)	(0.56)
Net realized gains	(0.10)	—	—	—	—

Total Distributions	(0.47)	(0.57)	(0.57)	(0.57)	(0.56)

Net Asset Value, End of Year	$16.91	$15.33	$12.71	$15.61	$15.36

Total Return	13.42%	25.76%	(15.34)%	5.38%	5.07%

Net Assets, End of Year (000s)	$43,288	$19,824	$5,308	$3,607	$270

Ratios to Average Net Assets:
Expenses	1.93%	2.29%	1.85%	1.92%	2.34%
Net investment income(4)	1.55	4.10	3.40	3.97	3.64

Portfolio Turnover Rate	113%	133%	115%	177%	167%

Smith Barney Class O Shares(1)	2004(3)	2003(3)	2002(3)	2001(3)	2000(3)

Net Asset Value, Beginning of Year	$15.22	$12.66	$15.62	$15.41	$15.19

Income (Loss) From Operations:
Net investment income(4)	0.32	0.63	0.51	0.70	0.60
Net realized and unrealized gain (loss)(4)	1.76	2.56	(2.84)	0.14	0.21

Total Income (Loss) From Operations	2.08	3.19	(2.33)	0.84	0.81

Less Distributions From:
Net investment income	(0.42)	(0.63)	(0.63)	(0.63)	(0.59)
Net realized gains	(0.10)	—	—	—	—

Total Distributions	(0.52)	(0.63)	(0.63)	(0.63)	(0.59)

Net Asset Value, End of Year	$16.78	$15.22	$12.66	$15.62	$15.41

Total Return	13.67%	26.00%	(15.33)%	5.51%	5.57%

Net Assets, End of Year (000s)	$240	$206	$223	$293	$321

Ratios to Average Net Assets:
Expenses	1.75%	1.97%	1.82%	1.83%	1.90%
Net investment income(4)	1.87	4.75	3.48	4.53	4.06

Portfolio Turnover Rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class L and Class O shares were renamed as Smith Barney Class L shares and Smith Barney Class O shares, respectively.
(2)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class C and O shares, respectively, would have been $0.51 and $0.52 for net investment income, $2.84 and $2.85 for net realized and unrealized loss, and 3.47% and 3.56% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

22     SB Convertible Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class Y Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Year	$15.44	$12.84	$15.85	$15.61	$15.34

Income (Loss) From Operations:
Net investment income(3)	0.49	0.80	0.67	0.88	0.78
Net realized and unrealized gain (loss)(3)	1.77	2.59	(2.89)	0.14	0.19

Total Income (Loss) From Operations	2.26	3.39	(2.22)	1.02	0.97

Less Distributions From:
Net investment income	(0.58)	(0.79)	(0.79)	(0.78)	(0.70)
Net realized gains	(0.10)	—	—	—	—

Total Distributions	(0.68)	(0.79)	(0.79)	(0.78)	(0.70)

Net Asset Value, End of Year	$17.02	$15.44	$12.84	$15.85	$15.61

Total Return	14.72%	27.42%	(14.51)%	6.65%	6.62%

Net Assets, End of Year (000s)	$83,456	$78,905	$72,510	$90,911	$90,472

Ratios to Average Net Assets:
Expenses	0.80%	0.89%	0.81%	0.79%	0.87%
Net investment income(3)	2.84	5.84	4.49	5.57	5.10

Portfolio Turnover Rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

23     SB Convertible Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the period ended July 31:

Salomon Brothers Class A Shares	2004(1)(2)

Net Asset Value, Beginning of Period	$15.78

Income From Operations:
Net investment income	0.20
Net realized and unrealized gain	1.42

Total Income From Operations	1.62

Less Distributions From:
Net investment income	(0.42)
Net realized gains	(0.10)

Total Distributions	(0.52)

Net Asset Value, End of Period	$16.88

Total Return(3)(4)‡	6.65%

Net Assets, End of Period (000s)	$534

Ratios to Average Net Assets†:
Expenses(5)	1.42%
Net investment income	1.41

Portfolio Turnover Rate	113%

Salomon Brothers Class B Shares	2004(1)(2)

Net Asset Value, Beginning of Period	$15.73

Income From Operations:
Net investment income	0.18
Net realized and unrealized gain	1.35

Total Income From Operations	1.53

Less Distributions From:
Net investment income	(0.34)
Net realized gains	(0.10)

Total Distributions	(0.44)

Net Asset Value, End of Period	$16.82

Total Return(4)‡	9.68%

Net Assets, End of Period (000s)	$124

Ratios to Average Net Assets†:
Expenses(5)	2.14%
Net investment income	1.18

Portfolio Turnover Rate	113%

(1)	For the period September 17, 2003 (inception date) to July 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5)

The Manager has reimbursed the Fund for $28,700 in expenses for the period ended July 31, 2004. If such expenses were not reimbursed, the actual annualized expense ratios would have been 4.64% and 14.23% for Salomon Brothers Class A and Salomon Brothers Class B shares, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

24     SB Convertible Fund     |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the period ended July 31:

Salomon Brothers Class C Shares(1)	2004(2)(3)

Net Asset Value, Beginning of Period	$16.24

Income From Operations:
Net investment income	0.08
Net realized and unrealized gain	0.91

Total Income From Operations	0.99

Less Distributions From:
Net investment income	(0.23)
Net realized gains	(0.10)

Total Distributions	(0.33)

Net Asset Value, End of Period	$16.90

Total Return(4)‡	6.06%

Net Assets, End of Period (000s)	$458

Ratios to Average Net Assets†:
Expenses(5)	2.31%
Net investment income	0.60

Portfolio Turnover Rate	113%

(1)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(2)	For the period October 22, 2003 (inception date) to July 31, 2004.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5)	The Manager has reimbursed the Fund for $28,700 in expenses for the period ended July 31, 2004. If such expenses were not reimbursed, the actual annualized expense ratio would have been 10.74%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

25     SB Convertible Fund      |      2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

The SB Convertible Fund (“Fund”), a separate investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Capital and Income Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Dividend and Income Fund, and Smith Barney Total Return Bond Fund.The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at the mean between the quoted bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date; interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (h) class specific expenses are charged to each class; management fees and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund.The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly. The Fund has also entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc (“SBAM”), another indirect wholly-owned subsidiary of Citigroup. From its fee, SBFM pays SBAM a sub-advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets.

During the year ended July 31, 2004, SBFM voluntarily reimbursed expenses amounting to $28,700 related to certain class specific expenses for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares.This voluntary reimbursement can be terminated at any time by SBFM.

26     SB Convertible Fund     |      2004 Annual Report

Notes to Financial Statements (continued)

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended July 31, 2004, the Fund paid transfer agent fees of $93,642 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Smith Barney Class L and Salomon Brothers Class 2 shares were eliminated. On April 29, 2004, initial sales charges on Smith Barney Class O shares were eliminated. On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

There are maximum initial sales charges of 5.00% and 5.75% for Smith Barney Class A and Salomon Brothers Class A shares, respectively.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, respectively, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM received sales charges of approximately $281,000, $148,000, $20,933 and $29 on sales of the Fund’s Smith Barney Class A, Smith Barney Class C, Salomon Brothers Class A and Salomon Brothers Class C shares, respectively. In addition, for the year ended July 31, 2004, CDSCs paid to CGM were approximately:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C

CDSCs	$5,000	$69,000	$17,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$245,026,645

Sales	204,741,344

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,124,097
Gross unrealized depreciation	(9,254,547)

Net unrealized appreciation	$3,869,550

27     SB Convertible Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned.The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2004, the Fund loaned securities having a market value of $8,811,679.The Fund received cash collateral amounting to $9,072,977 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended July 31, 2004 was $21,348.

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Rule 12b-1 Distribution Plan Fees	$104,196	$186,984	$362,186	$1,701	$378	$901	$1,533

For the year ended July 31, 2004, total Transfer Agency Service expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Transfer Agency Service Expenses	$35,767	$31,741	$32,224	$326	$107	$68	$77	$81

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Shareholder Communication Expenses	$22,444	$17,435	$16,396	$292	$387	$5,370	$11,135	$13,646

28     SB Convertible Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

7. Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004(1)	Year Ended July 31, 2003

Smith Barney Class A
Net investment income	$1,233,827	$1,258,223
Net realized gains	241,528	—

Total	$1,475,355	$1,258,223

Smith Barney Class B
Net investment income	$614,717	$479,489
Net realized gains	144,478	—

Total	$759,195	$479,489

Smith Barney Class C
Net investment income	$770,617	$329,593
Net realized gains	209,889	—

Total	$980,506	$329,593

Smith Barney Class O
Net investment income	$5,972	$9,166
Net realized gains	1,408	—

Total	$7,380	$9,166

Smith Barney Class Y
Net investment income	$2,925,419	$4,327,402
Net realized gains	498,979	—

Total	$3,424,398	$4,327,402

Salomon Brothers Class A
Net investment income	$2,907	—
Net realized gains	1,011	—

Total	$3,918	—

Salomon Brothers Class B
Net investment income	$1,887	—
Net realized gains	603	—

Total	$2,490	—

Salomon Brothers Class C
Net investment income	$1,291	—
Net realized gains	1,153	—

Total	$2,444	—

(1)

For Salomon Brothers Class A and Salomon Brothers Class B shares, amounts are for the period September 17, 2003 (inception date) to July 31, 2004. For Salomon Brothers Class C shares, amount is for the period October 22, 2003 (inception date) to July 31, 2004.

8. Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

29     SB Convertible Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004(1)		Year Ended July 31, 2003

	Shares	Amount	Shares	Amount

Smith Barney Class A(2)
Shares sold	957,530	$16,295,786	731,283	$10,458,619
Shares issued on reinvestment	63,300	1,076,131	69,028	939,059
Shares reacquired	(526,426)	(9,073,014)	(422,318)	(5,629,441)

Net Increase	494,404	$8,298,903	377,993	$5,768,237

Smith Barney Class B(2)
Shares sold	708,720	$11,885,017	633,177	$9,203,206
Shares issued on reinvestment	29,144	494,807	25,309	345,126
Shares reacquired	(326,604)	(5,639,869)	(192,380)	(2,616,041)

Net Increase	411,260	$6,739,955	466,106	$6,932,291

Smith Barney Class C(2)(3)
Shares sold	1,625,000	$27,752,451	1,062,203	$15,472,052
Shares issued on reinvestment	39,287	673,833	17,640	244,812
Shares reacquired	(398,250)	(6,912,352)	(204,120)	(2,706,177)

Net Increase	1,266,037	$21,513,932	875,723	$13,010,687

Smith Barney Class O(2)
Shares sold	1,056	$16,795	40	$556
Shares issued on reinvestment	400	6,745	609	8,168
Shares reacquired	(670)	(12,200)	(4,707)	(59,321)

Net Increase (Decrease)	786	$11,340	(4,058)	$(50,597)

Smith Barney Class Y(2)
Shares sold	74,246	$1,282,403	136,561	$1,799,774
Shares reacquired	(282,299)	(4,998,557)	(671,002)	(9,389,598)

Net Decrease	(208,053)	$(3,716,154)	(534,441)	$(7,589,824)

Salomon Brothers Class A
Shares sold	31,702	$561,560	—	—
Shares issued on reinvestment	194	3,368	—	—
Shares reacquired	(257)	(4,198)	—	—

Net Increase	31,639	$560,730	—	—

Salomon Brothers Class B
Shares sold	7,707	$127,866	—	—
Shares issued on reinvestment	99	1,728	—	—
Shares reacquired	(436)	(7,950)	—	—

Net Increase	7,370	$121,644	—	—

Salomon Brothers Class C(3)
Shares sold	26,969	$483,106	—	—
Shares issued on reinvestment	103	1,815	—	—

Net Increase	27,072	$484,921	—	—

(1)

For the Salomon Brothers Class A and Salomon Brothers Class B shares, transactions are for the period September 17, 2003 (inception date) to July 31, 2004. For the Salomon Brothers Class C shares, transactions are for the period October 22, 2003 (inception date) to July 31, 2004.

(2)	On May 16, 2003, Class A, B, L, O and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y shares, respectively.
(3)	On April 29, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

9. Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Undistributed ordinary income	$2,290,119

Unrealized appreciation	3,869,550

30     SB Convertible Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

At July 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals and the tax treatment of accretion of discount and amortization of premium.

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was:

	2004	2003

Ordinary income	$6,655,686	$6,403,873

10. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund’s Smith Barney Classes of shares. CTB did not provide services to the Fund’s Salomon Brothers Classes of shares. This notification arises out of a previously disclosed investigation by the SEC and the U.S.Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business.The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $16,797, its allocable share of the amount described above through a waiver of its fees.

11. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

31     SB Convertible Fund     |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Convertible Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker.As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SB Convertible Fund of Smith Barney Income Funds as of July 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 17, 2004

32     SB Convertible Fund     |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the SB Convertible Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below.The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Allan J. Bloostein 27 West 67th Street New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm; Former Director of CVS Corp.	34	Taubman Centers Inc.

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

33     SB Convertible Fund     |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)

				N/A	N/A

Kent Bailey, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 28	Investment Officer	Since 2004	Vice President of Salomon Brothers Asset Management Inc (“SBAM”); Co-Portfolio Manager of Convertible Accounts; Former Convertible Analyst at Morgan Stanley Dean Witter Advisors	N/A	N/A

Peter D. Luke CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 60	Investment Officer	Since 2001	Director of SBAM; Investment Officer of SBFM; Former Portfolio Manager of General Motors Investment Management Corp.	N/A	N/A

34     SB Convertible Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Vice President and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management AsiaPacific Limited (from 1997 to 1999)

				N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

35     SB Convertible Fund      |     2004 Annual Report

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2004:

•	For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 3.92%.

•

For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

36     SB Convertible Fund     |     2004 Annual Report

SB CONVERTIBLE FUND

TRUSTEES	INVESTMENT ADVISER
Lee Abraham	AND ADMINISTRATOR
Allan J. Bloostein	Smith Barney Fund Management LLC
Jane F. Dasher
R. Jay Gerken, CFA	DISTRIBUTOR
Chairman	Citigroup Global Markets Inc.
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen	CUSTODIAN
John P. Toolan	State Street Bank and Trust Company

OFFICERS
R. Jay Gerken, CFA	TRANSFER AGENT
President and Chief Executive Officer	Citicorp Trust Bank, fsb. 125 Broad Street, 11th Floor New York, New York 10004
Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer	SUB-TRANSFER AGENT
PFPC Inc.
Robert J. Brault	P.O. Box 9699
Chief Financial Officer and Treasurer	Providence, Rhode Island 02940-9699

Kent Bailey, CFA
Investment Officer

Peter D. Luke
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Income Funds

SB Convertible Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Income Funds — SB Convertible Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SB CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01020 9/04	04-7179

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Income Funds were $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds were $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

(d)	All Other Fees for Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED] ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:  October 7, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date: October 7, 2004

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Income Funds

Date:  October 7, 2004